                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                       OF

                           UNITED STATES CAN COMPANY

                             OFFER TO EXCHANGE ITS
10 7/8% SERIES B SENIOR SECURED NOTES DUE 2010 (CUSIPS: 911674AG4 AND U91162AB0)
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                        FOR AN EQUAL PRINCIPAL AMOUNT OF
            ITS 10 7/8% SENIOR SECURED NOTES DUE 2010 (CUSIP: [   ])
                       WHICH HAVE NOT BEEN SO REGISTERED
                           PURSUANT TO THE PROSPECTUS
                            DATED            , 2003

     This Letter of Transmittal, Certificates (as defined below) and any other required documents should be sent or delivered by each holder of Notes (as defined below) or such holder's agent to the Exchange Agent at the address set forth below.

                 The Exchange Agent for the Exchange Offer is:
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


 By Registered and Certified Mail      By Overnight Courier or Regular             By Hand Delivery
 Wells Fargo Bank Minnesota, N.A.                   Mail:                  Wells Fargo Bank Minnesota, N.A.
    Corporate Trust Operations        Wells Fargo Bank Minnesota, N.A.         Corporate Trust Services
           MAC N9303-121                 Corporate Trust Operations        Northstar East Building - 12(th)
           P.O. Box 1517                        MAC N9303-121                            Floor
       Minneapolis, MN 55480              6(th) & Marquette Avenue               608 2nd Avenue South
      Attention: Reorg. Group               Minneapolis, MN 55479                Minneapolis, MN 55402
                                           Attention: Reorg. Group              Attention: Reorg. Group

                                       or
                           Facsimile: (612) 667-4927
                      Confirm by Telephone: (612) 667-9764
                      For Information Call: (800) 344-5128

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
   12:00 MIDNIGHT, NEW YORK CITY TIME, ON           , 2003, UNLESS EXTENDED.

     Capitalized terms used herein but not defined shall have the same meaning given them in the Prospectus (as defined below).

     The undersigned acknowledges receipt of the Prospectus dated          ,
2003 (the "Prospectus") of United States Can Company (the "Purchaser"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Purchaser's offer (the "Exchange Offer") to exchange its 10 7/8% Series B Senior Secured Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each of its outstanding 10 7/8% Senior Secured Notes due 2010 (the "Notes") from the holders thereof.

     The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Exchange Notes will bear a Series B designation; (ii) the Exchange Notes will have been registered under the Securities Act and, therefore, they generally will not bear legends restricting their transfer;

and (iii) the holders of Exchange Notes will not be entitled to rights under the Registration Rights Agreement (as defined below).

     This Letter of Transmittal is to be completed by holders of Notes either if Notes are to be forwarded herewith or if tenders of Notes are to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

     Holders of Notes whose certificates ("Certificates") for such Notes are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in "Exchange Offer--Expiration Dates; Extensions; Amendments" of the Prospectus) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus.

     THE PURCHASER IS NOT MAKING THE EXCHANGE OFFER TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE EXCHANGE OFFER OR THE ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTION. THE PURCHASER ALSO WILL NOT ACCEPT SURRENDERS FOR EXCHANGE FROM HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE EXCHANGE OFFER OR THE ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTION.

     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate numbers and/or the number of Notes tendered should be listed on a separate signed schedule and attached hereto.

           NOTE:  SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

----------------------------------------------------------------------------------------------------------
                              ALL TENDERING HOLDERS MUST COMPLETE THIS BOX.
----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF NOTES TENDERED
----------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                        NOTES TENDERED
                APPEAR(S) ON NOTES TENDERED)                     (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT OF
                                                             CERTIFICATE NUMBER(S)*    NOTES TENDERED**
                                                              --------------------------------------------

                                                              --------------------------------------------

                                                              --------------------------------------------

                                                              --------------------------------------------
                                                                  Total Shares
----------------------------------------------------------------------------------------------------------

   * Need not be completed by holders tendering by book-entry transfer.
 ** All Notes held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY
--------------------------------------------------------------------------------

[ ] CHECK HERE IF NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution: -------------------------------------------------

DTC Account Number: ------------------------------------------------------------

Transaction Code Number: -------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Name(s) Holder(s): ---------------------------------------

Window Ticket Number (if any): -------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery: ----------------------------

Name of Institution which Guaranteed Delivery: ---------------------------------

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution: --------------------------------------------

     DTC Account Number: -------------------------------------------------------

     Transaction Code Number: --------------------------------------------------

[ ] CHECK HERE IF NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: --------------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Purchaser the above-described principal amount of the Purchaser's outstanding Notes in exchange for a like principal amount of the Purchaser's new Exchange Notes which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Purchaser in connection with the Exchange Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Notes to the Purchaser, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes, (ii) present Certificates for such Notes for transfer, and to transfer the Notes on the books of the Purchaser, and (iii) receive for the account of the Purchaser all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer.


     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE PURCHASER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE PURCHASER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (DEFINED BELOW).


     The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Notes. The Certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     If the undersigned is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), it agrees to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Notes pursuant to the Exchange Offer.

     The undersigned understands that tenders of Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions will, upon the Purchaser's acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Purchaser may not be required to accept for exchange any of the Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.


     BY TENDERING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (II) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (III) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 405 OF THE SECURITIES ACT) OF THE PURCHASER, OR IF IT IS AN AFFILIATE, IT WILL COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT. ANY HOLDER OF NOTES THAT IS NOT A BROKER-DEALER AND THAT IS USING THE EXCHANGE OFFER TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES IS HEREBY NOTIFIED (1) THAT IT WILL NOT BE ABLE TO RELY ON THE POSITION OF THE STAFF OF THE DIVISION OF CORPORATE FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION (THE "STAFF") SET FORTH IN EXXON CAPITAL HOLDINGS CORPORATION (AVAILABLE APRIL 13, 1989) AND SIMILAR LETTERS AND (2) THAT IT MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF EXCHANGE NOTES.


     ANY HOLDER OF NOTES THAT IS A BROKER-DEALER, BY TENDERING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF TO THIRD PARTIES, THAT (A) SUCH NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     The Purchaser has agreed that, subject to the provisions of the registration rights agreement described in the Prospectus (the "Registration Rights Agreement"), the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Notes, where such Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or the earliest of: (1) the date on which a person other than a broker-dealer for an Exchange Note has exchanged such Exchange Note; (2) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange
Note is sold to a purchaser who receives from such broker-dealer before the date of such sale a copy of the Prospectus; (3) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the shelf registration statement; or (4) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act. In that regard, each Participating Broker-Dealer, by tendering such Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Purchaser of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Purchaser has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Purchaser has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Purchaser gives such notice to suspend the sale of the Exchange Notes, it shall extend the one-year period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Purchaser has given notice that the sale of Exchange Notes may be resumed, as the case may be.


     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Notes pursuant to the Exchange Offer must notify the Purchaser, or cause the Purchaser to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."


     The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Purchaser assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.


     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
     (NOTE: SIGNATURES(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Purchaser for the Notes to comply with any restrictions on transfer applicable to the Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date:  ____________________ , 2003

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity or Title: -------------------------------------------------------------

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ------------------------------------------------

--------------------------------------------------------------------------------
                         (TAX IDENTIFICATION NUMBER(S))

================================================================================

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

  To be completed ONLY if Exchange Notes or any Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Notes whose name(s) appear(s) above.

ISSUE:
[ ] Exchange Notes to:

[ ] Notes not tendered to:

Name(s)*: --------------------------------------------

------------------------------------------------------
                  (PLEASE PRINT)
Address: ---------------------------------------------

------------------------------------------------------
                    (ZIP CODE)

------------------------------------------------------
 (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
        (SEE ENCLOSED SUBSTITUTE FORM W-9)

* Such person(s) must properly complete the substitute Form W-9 below or the proper version of IRS Form W-8, as applicable.
================================================================================


================================================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)
  To be completed ONLY if Exchange Notes or any Notes that are not tendered are to be sent to someone other than the registered holder of the Notes whose name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

MAIL:
[ ] Exchange Notes to:

[ ] Notes not tendered to:

Name(s)*: --------------------------------------------

------------------------------------------------------
                 (PLEASE PRINT)
Address: ---------------------------------------------

------------------------------------------------------
                   (ZIP CODE)

* Such person(s) must properly complete the substitute form W-9 below or the proper version of IRS Form W-8, as applicable.

================================================================================

================================================================================

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 2 AND 5)

Authorized Signature: ----------------------------------------------------------

Name: --------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Full Title: --------------------------------------------------------------------

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)
Area Code and Telephone Number: ------------------------------------------------

Dated:  ________________ , 2003


================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal and Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message is not delivered or (b) Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, or Certificates as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by the Letter of Transmittal and that the Purchaser may enforce the Letter of Transmittal against such Participant. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Notes into the Exchange Agent's account at DTC. In the case of an Agent's Message relating to guaranteed delivery, the term means a message transmitted by DTC and received by the exchange agent that states that DTC has received an express acknowledgment from the DTC participant that such participant has received and agrees to be bound by the Notice of Guaranteed Delivery.

     Holders who wish to tender their Notes and (i) whose Notes are not immediately available, (ii) who cannot deliver their Notes, this Letter of Transmittal and any other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Exchange Agent on or prior to the Expiration Date; and
(c) the Certificates (or a book-entry confirmation) representing tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein):
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     THE PURCHASER WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes) of Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Notes Tendered" above is inadequate, the Certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. If less than all the Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Notes which are to be tendered in the box entitled "Principal Amount of Notes Tendered." In such case, new Certificate(s) for the remainder of the Notes that were evidenced by the old Certificate(s) will be sent to the holder of the Notes, promptly after the Expiration Date. All Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) identify the Notes to be withdrawn, including the Certificate number(s) and the aggregate principal amount of such Notes or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawal of Notes, (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, or be accompanied by documents sufficient to permit the Exchange Agent to register the transfer of such Notes into the name of the person withdrawing the tender and (iv) if Certificates for Notes have been tendered, the name of the registered holder of the Notes as set forth on the Certificate for the Notes, if different from that of the person who tendered such Notes. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding on all parties. Neither the Purchaser, any affiliates or assigns of the Purchaser, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Purchaser, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Purchaser may require in accordance with the restrictions on transfer applicable to the Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.


     7. Irregularities. The Purchaser will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes which determination shall be final and binding on all parties. The Purchaser reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Purchaser, be unlawful. The Purchaser also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions of the Exchange Offer" and any such waiver will be effective for all holders that tender Notes in the Exchange Offer. The Purchaser's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Purchaser, any affiliates or assigns of the Purchaser, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.


     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance regarding how to complete and tender this Letter of Transmittal may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. All other questions should be directed to Sandra K. Vollman, United States Can Company, 700 E. Butterfield Road, Suite 250, Lombard, Illinois 60148, Telephone: (630) 678-8000. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Notes. If the Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     A non-U.S. holder should submit to the Exchange Agent the appropriate version of an IRS Form W-8, properly completed, including certification of such individual's foreign status, and signed under penalty of perjury. IRS Form W-8BEN is the version of IRS Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. persons should carefully read the instructions to IRS Form W-8BEN and, if applicable, complete the required information, sign, and date the IRS Form W-8BEN and return the form to the Exchange Agent with the completed Letter of Transmittal. In certain cases, IRS Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of IRS Form W-8. IRS Form W-8BEN and other IRS Forms W-8 are available from the IRS website at http://www.irs.gov.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     11. Security Transfer Taxes. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens - e.g. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen - e.g. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                        GIVE NAME AND THE
                                         SOCIAL SECURITY
                                      NUMBER (OR INDIVIDUAL
                                     TAXPAYER IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER) OF --
------------------------------------------------------------
 1.  Individual                      The individual

 2.  Two or more individuals (joint  The actual owner of the
     account)                        account or, if combined
                                     funds, the first
                                     individual on the
                                     account

 3.  Custodian account of a minor    The minor
     (Uniform Gift to Minors Act)

 4. a. The usual revocable savings The grantor-trustee trust (grantor is also trustee)

     b. So-called trust account      The actual owner
       that is not a legal or valid
       trust under State law
------------------------------------------------------------

-----------------------------------------------------------
                                       GIVE NAME AND THE
                                            EMPLOYER
                                         IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
-----------------------------------------------------------
------------------------------------------------------------
 5.  Sole proprietorship or single   The owner (or the
     owner LLC                       owner's Social
                                     Security number or
                                     individual taxpayer
                                     identification number)
                                     (you must show the
                                     name of the owner but
                                     you may also enter
                                     your business or
                                     "doing business as"
                                     name)

 6.  A valid trust, estate or        The legal entity (do
     pension trust                   not furnish the
                                     taxpayer
                                     identification number
                                     of the personal
                                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title)

 7.  Corporate or LLC electing       The corporation
     corporate status on Form 8832

 8.  Religious, charitable, or       The organization
     educational organization or an
     association, club or other
     tax-exempt organization

 9.  Partnership or multi-member     The partnership
     LLC

10.  A broker or registered nominee  The broker or nominee

11.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
-----------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9,while your application for a taxpayer identification number is pending, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and return it to the requester.

PAYEE EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:
- an organization exempt from tax under section 501(a), any individual retirement plan or a custodian account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);
- the United States or any agency or instrumentality thereof;
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;
- an international organization or any agency or instrumentality thereof; and
- a foreign government or any political subdivision, agency or instrumentality.

Payees that may be specifically exempted from backup withholding on payments of dividends and certain other payments include the following:

- a corporation;
- a financial institution;
- a futures commission merchant registered with the Commodity Futures Trading Commission;
- a dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the United States;
- a real estate investment trust;
- a nominee or custodian;
- a common trust fund operated by a bank under section 584(a);
- a trust exempt from tax under section 664 or described in section 4947;
- an entity registered at all times during the taxable year under the Investment Company Act of 1940; and
- a foreign central bank of issue.

Exempt payees should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX LABELLED "EXEMPT FROM BACKUP WITHHOLDING," SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for, among other things, tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

 1. Penalty for Failure to Furnish Taxpayer identification Number. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty or $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2. Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3. Criminal Penalty for Falsifying Information. -- Falsifying certifications or affirmations may be subject to criminal penalties, including fines and/or imprisonment.

4.Misuse of Taxpayer Identification Numbers. -- If the requester discloses or uses taxpayer identification numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.

                  FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
                    ADVISOR OR THE INTERNAL REVENUE SERVICE.

         PAYER'S NAME:  WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS
                                 EXCHANGE AGENT

------------------------------------------------------------------------------------------------------------------------

                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ----------------------------
  SUBSTITUTE                      AND CERTIFY BY SIGNING AND DATING BELOW.                 SOCIAL SECURITY OR EMPLOYER
  FORM W-9                                                                                    IDENTIFICATION NUMBER

                                                                                          ----------------------------
                                                                                              (IF AWAITING TIN WRITE
                                                                                                 "APPLIED FOR")
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        PART 2 -- CERTIFICATES -- UNDER PENALTIES OF PERJURY,             PART 3 --
                                  I CERTIFY THAT                                                AWAITING TIN [ ]
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
                                      TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING
                                      FOR A NUMBER TO BE ISSUED TO ME),
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE:               PART 4 --
                                      (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I            EXEMPT [ ]
                                      HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
                                      SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP
                                      WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                      ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS           PART 5 --ENTITY TYPE
                                      NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP   INDIVIDUAL/SOLE PROPRIETOR [ ]
                                      WITHHOLDING, AND
                                  (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT       CORPORATION                [ ]
                                      ALIEN).
                                                                                          PARTNERSHIP                [ ]

                                                                                          OTHER                      [ ]

                                ----------------------------------------------------------------------------------------

                                     CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                                     NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
  PAYER'S REQUEST FOR                UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
  TAXPAYER IDENTIFICATION            NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED
  NUMBER ("TIN") AND                 ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP
  CERTIFICATION                      WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2). IF YOU ARE EXEMPT FROM BACKUP
                                     WITHHOLDING, CHECK THE BOX IN PART 4 ABOVE.
                                     SIGNATURE: ----------------------------  DATE: ---------------------------, 2003
-----------------------------------------------------------------------------------------------------------------------

  NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
        BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
      OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
         IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                         BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN SIXTY (60) DAYS, 28% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD, BUT
     WILL BE REFUNDED TO ME IF I PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS.

     Signature: -----------------------------------                       Date: ------------------------, 2003

--------------------------------------------------------------------------------------------------------------------